UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

WINDSWEPT ENVIRONMENTAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17072	11-2844247
State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

895 Waverly Avenue, Holtsville, New York	11706
(Address of principal executive offices)	(Zip Code)

(631) 289-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On March 31, 2008, Windswept Environmental Group, Inc. (the “Company”) entered into an Omnibus Amendment to Warrant, Waiver to Note and Lockup Agreement (the “Omnibus Amendment”) with Laurus Master Fund, Ltd. (“Laurus”), Valens Offshore SPV I, Ltd. (“VOFSPVI”), Valens U.S. SPV I, LLC (“VUSSPVI” and together with Laurus and VOFSPVI, the “Holders”) and PSource Structured Debt Limited (“PSource”) and LV Administrative Services, Inc., as agent for the benefit of each of the Holders. The Omnibus Amendment amends (i) the Amended and Restated Secured Convertible Term Note, dated September 29, 2006 (the “Note”) and (ii) the Common Stock Purchase Warrant, dated June 30, 2005 (the “Warrant”), to purchase 13,750,000 shares of common stock of the Company (the “Warrant Shares”), each of which were originally issued by the Company in favor of Laurus.

Pursuant to the Omnibus Amendment, the Holders waived payment of the monthly amount due under the Note on March 1, 2008 and April 1, 2008 (the “Deferred Amount”). The Deferred Amount will be payable by the Company no later than April 30, 2008. In addition, the Holders waived payment of $50,000 of the monthly amount due under the Note on May 1, 2008, which will be payable by the Company no later than May 31, 2008.

The Omnibus Amendment also amends and extends the expiration date of the Warrant from June 30, 2012 to June 30, 2022.

Pursuant to the Omnibus Amendment, each of PSource and VUSSPVI agreed, for the period commencing on the date of the Omnibus Amendment and ending on the three month anniversary thereof, that it will not (i) sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of, pledge, hypothecate or otherwise transfer, directly or indirectly, any Warrant Shares, (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to any Warrant Shares, (iii) enter into any swap or other arrangement that transfers to another person or entity, in whole or in part, any of the economic consequences of ownership of any Warrant Shares, whether such transaction is to be settled by delivery of Warrant Shares or such other securities, in cash or otherwise, or (iv) publicly announce any intention to effect any transaction specified in clause (i), (ii), or (iii) above.

The foregoing description is qualified in its entirety by reference to the Omnibus Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits

10.1	Omnibus Amendment, dated March 31, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSWEPT ENVIRONMENTAL GROUP, INC.

Date: April 2, 2008	By:	/s/ Arthur J. Wasserspring
Arthur J. Wasserspring
Title: Chief Financial Officer

Exhibit Index

10.1	Omnibus Amendment, dated March 31, 2008.